UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	June 24, 2014

WORTHINGTON INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction	1-8399 (Commission	31-1189815 (IRS Employer
of incorporation)	File Number)	Identification No.)

200 Old Wilson Bridge Road, Columbus, Ohio (Address of principal executive offices)	43085 (Zip Code)

Registrant’s telephone number, including area code:	(614) 438-3210

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                   Results of Operations and Financial Condition.

Management of Worthington Industries, Inc. (the “Registrant”) conducted a conference call on June 26, 2014 beginning at approximately 10:30 a.m., Eastern Daylight Savings Time, to discuss the Registrant’s unaudited financial results for the fourth quarter of fiscal 2014 (the fiscal quarter ended May 31, 2014).  Additionally, the Registrant’s management addressed certain issues related to the outlook for the Registrant and its subsidiaries and their markets for the coming months.  A copy of the transcript of the conference call is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 2.02 and Exhibit 99.1 furnished with this Current Report on Form 8-K, is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, unless the Registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates the information by reference into a filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

In the conference call, management referred to diluted earnings per share excluding restructuring and nonrecurring charges.  This represents a non-GAAP financial measure and is used by management as a measure of operating performance.  Earnings per share excluding restructuring and nonrecurring charges is calculated by subtracting the gain and favorable tax adjustment related to the acquisition of an additional 10% interest in TWB Company, L.L.C. (“TWB”), the settlement of a legal dispute, income from insurance proceeds, impairment of long-lived assets, restructuring and other income and joint venture transactions (in each case, after-tax) from net earnings attributable to controlling interest, and dividing the result by the average diluted common shares for the period.  The difference between the GAAP-based financial measure of diluted earnings per share attributable to controlling interest of $2.11 for the fiscal year ended May 31, 2014 and the diluted earnings per share excluding restructuring and nonrecurring charges non-GAAP financial measure of $2.33 for the fiscal year ended May 31, 2014, as mentioned in the conference call, is outlined below.

Diluted EPS attributable to controlling interest	$2.11
Gain on acquisition of additional 10% interest in TWB (after-tax)	(0.13)
Favorable tax adjustment on acquisition of additional 10% interest in TWB (after-tax)	(0.06)
Litigation settlement gain (after-tax)	(0.04)
Income from insurance proceeds (after-tax)	(0.06)
Impairment of long-lived assets	0.51
Restructuring and other income	(0.01)
Joint venture transactions	0.01
Adjusted diluted EPS attributable to controlling interest	$2.33

In the conference call, management referred to free cash flow.  This represents a non-GAAP financial measure and is also used by management as a measure of operating performance. Free cash flow is calculated by subtracting investment in property, plant and equipment (capital expenditures) and dividends paid from net cash provided by operating activities.  The difference between the GAAP-based financial measure of net cash provided by operating activities of $8,439,000 for the fiscal quarter ended May 31, 2014 and the free cash flow non-GAAP financial measure of negative $20,988,000 for the fiscal quarter ended May 31, 2014, as mentioned in the conference call, is outlined below (in thousands).

Net cash provided by operating activities	$8,439
Less: Capital expenditures	(19,181)
Less: Dividends paid	(10,246)
Free cash flow	$(20,988)

Item 8.01.	Other Events

and

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Base Salary and Short-Term Incentive Compensation for Named Executive Officers.

On June 24, 2014, the Compensation and Stock Option Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of the Registrant approved the following base salaries, which will become effective September 2014; and short-term incentive compensation awards for the twelve-month performance period ending May 31, 2015 for the executive officers identified below who will be listed as the Named Executive Officers of the Registrant in its Proxy Statement for its Annual Meeting of Shareholders to be held on September 25, 2014 (the “Named Executive Officers”).

		Short-Term Incentive Compensation Awards for the Period ending May 31, 2015(i):
Name	Annual Base Salary ($)	Threshold ($)	Target($)	Maximum($)
John P. McConnell	643,750	442,900	885,800	1,771,600
Mark A. Russell	530,500	318,270	636,540	1,273,080
B. Andrew Rose	479,500	251,835	503,670	1,007,340
Geoffrey G. Gilmore	371,000	198,750	397,500	795,000
Andrew J. Billman	360,500	180,250	360,500	721,000

(i)
The last three columns show the potential payouts which can be earned under short-term cash incentive bonus awards based on achievement of specified levels of performance for the twelve-month period ending May 31, 2015.  Payouts which can be earned under these annual cash incentive bonus awards are generally tied to achieving specified levels (threshold, target and maximum) of corporate economic valued added and earnings per share for the twelve-month performance period with each performance measure carrying a 50% weighting.  For Mr. Gilmore, a Steel Processing business unit executive, the corporate earnings per share measure carries a 20% weighting, the Steel Processing business unit operating income carries a 30% weighting, and the Steel Processing business unit economic value added carries a 50% weighting.  For Mr. Billman, a Pressure Cylinders business unit executive, the corporate earnings per share measure carries a 20% weighting, the Pressure Cylinders business unit operating income carries a 30% weighting, and the Pressure Cylinders business unit economic value added carries a 50% weighting.  For all calculations, restructuring charges and non-recurring items are generally excluded and earnings per share and Steel Processing business unit operating income results are adjusted to eliminate the impact of FIFO gains and losses.  If the performance level falls between threshold and target or between target and maximum, the award is prorated.  If threshold levels are not reached for any performance measure, no annual cash incentive bonus will be paid.  Annual cash incentive bonus award payouts will be made within a reasonable time following the end of the performance period.  In the event of a change in control of the Company (followed by actual or constructive termination of the Named Executive Officer’s employment during the performance period), the annual cash incentive bonus award would be considered to be earned at target, payable in full, and immediately settled or distributed.

LTIP Performance Awards to Named Executive Officers.

The Compensation Committee made, at its meeting on June 24, 2014, the following long-term cash performance awards and performance share awards to the Named Executive Officers under the Worthington Industries, Inc. Amended and Restated 1997 Long-Term Incentive Plan (the “1997 Long-Term Incentive Plan”) for the three-year performance period ending May 31, 2017.

Cash Performance Awards for the Three-Year Period Ending May 31, 2017:

Name	Threshold ($)	Target ($)	Maximum ($)
John P. McConnell	500,000	1,000,000	2,000,000
Mark A. Russell	300,000	600,000	1,200,000
B. Andrew Rose	300,000	600,000	1,200,000
Geoffrey G. Gilmore	150,000	300,000	600,000
Andrew J. Billman	150,000	300,000	600,000

Performance Share Awards for the Three-Year Period Ending May 31, 2017

	No. of Common Shares
Name	Threshold	Target	Maximum
John P. McConnell	8,500	17,000	34,000
Mark A. Russell	3,500	7,000	14,000
B. Andrew Rose	3,500	7,000	14,000
Geoffrey G. Gilmore	1,500	3,000	6,000
Andrew J. Billman	1,500	3,000	6,000

Pay-outs of performance awards are generally tied to achieving specified levels (threshold, target and maximum) of cumulative corporate economic value added for the three-year performance period and earnings per share growth over such performance period, with each performance measure carrying a 50% weighting.  For Messrs. Gilmore and Billman, business unit executives, the cumulative corporate economic value added and earnings per share growth measures together carry a 50% weighting, and their respective business unit operating income targets are weighted 50%. If the performance level falls between threshold and target or between target and maximum, the award is prorated.  Performance award pay-outs would generally be made no later than three months following the end of the applicable performance period.  Cash performance awards may be paid in cash, common shares of the Registrant, other property, or any combination thereof, at the sole discretion of the Compensation Committee at the time of payment.  Performance share awards will be paid in common shares of the Registrant.  In general, termination of employment results in termination of awards.  However, if termination is due to death, disability or retirement, a pro rata payout will be made if the performance period will end 24 months or less after termination of employment based on the number of months of employment completed by the Named Executive Officer during the performance period before the effective date of termination, provided that the applicable performance goals are achieved.  No payout will be made if the performance period will end more than 24 months after termination of employment.  Unless the Board specifically provides otherwise, in the event of a change in control of the Registrant, performance awards will be considered to be earned, payable in full, and immediately settled or distributed; however, the change in control must be followed by specified types of termination of employment within two years of the change in control for this provision to apply.

For further information about the 1997 Long-Term Incentive Plan, and the performance awards which may be made to executive officers of the Registrant, please refer to the 1997 Long-Term Incentive Plan (which was filed as Exhibit 10.8 to the Registrant’s Quarterly Report on Form 10-Q for the quarterly period ended November 30, 2008 (SEC File No. 1-8399)) and the First Amendment and the Second Amendment thereto (which were filed as Exhibits 10.2 and 10.3, respectively, to the Registrant’s Current Report on Form 8-K filed with the SEC on October 1, 2013 (SEC File No. 1-8399)) as well as and the form of letter evidencing performance awards granted under the 1997 Long-Term Incentive Plan with targets for three-year periods ending on or after May 31, 2015 (which is filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed with the SEC on July 2, 2013 (SEC File No. 1-8399)).

Stock Option Grants to Named Executive Officers.

The Compensation Committee approved, effective June 30, 2014, the following stock option grants to the Named Executive Officers, with the exercise price of each stock option equal to the $43.04 closing price of the common shares of the Registrant on June 30, 2014.  All of these stock options were granted as non-qualified stock options pursuant to the Worthington Industries,

Inc. 2010 Stock Option Plan (the “2010 Stock Option Plan”) and will expire on June 29, 2124, subject to the terms of the 2010 Stock Option Plan in respect of earlier termination or forfeiture.

Name	No. of Common Shares Underlying Stock Options Granted
John P. McConnell	17,000
Mark A. Russell	9,000
B. Andrew Rose	9,000
Geoffrey G. Gilmore	6,000
Andrew J. Billman	6,000

For further information about the 2010 Stock Option Plan and the stock options which may be granted thereunder,  please refer to the 2010 Stock Option Plan (which was filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed with the SEC on October 5, 2010 (SEC File No. 1-8399) and the Non-Qualified Stock Option Award Agreement to be entered into by the Registrant in order to evidence the grant of non-qualified stock options to the Named Executive Officers effective June 30, 2014 and to be entered into by the Registrant in order to evidence grants on and after June 30, 2011, of non-qualified stock options to executive officers of the Registrant pursuant to the 2010 Stock Option Plan (which is included as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed with the SEC on July 6, 2011 (SEC File No. 1-8399)).

Each non-qualified stock option granted effective June 30, 2014, has an expiration date of June 29, 2024 and vests in one-third increments on each annual anniversary of the grant date, becoming fully vested and exercisable on the third anniversary of the grant date (i.e., June 30, 2017).  If a Named Executive Officer’s employment terminates due to death, disability or retirement, the vested and exercisable portion of the Named Executive Officer’s non-qualified stock option will remain exercisable until the earlier of the expiration date of the non-qualified stock option (June 29, 2024) or the third anniversary of the Named Executive Officer’s termination of employment, and the Compensation Committee may elect, in its sole discretion, to accelerate the vesting of any unvested portion of the non-qualified stock option.  Unless the Compensation Committee otherwise determines, in the event of a change in control (as defined in the 2010 Stock Option Plan), the portion of the non-qualified stock option at that time outstanding will become fully vested and exercisable if the employment of a Named Executive Officer is terminated by the Registrant without cause or by the Named Executive Officer due to an adverse change in his employment terms at any time within the two years following the change in control.  If a Named Executive Officer’s employment terminates other than due to the Named Executive Officer’s death, disability or retirement or following a change in control as described above, any outstanding portion of the non-qualified stock option (whether or not vested) will be forfeited.

Restricted Stock Awards.

Effective June 24, 2014, the Compensation Committee approved the following restricted stock awards (also referred to as “restricted shares”) made to the Named Executive Officers pursuant to the 1997 Long-Term Incentive Plan to be awarded June 30, 2014:

Name	Number of Restricted Shares Awarded
John P. McConnell	22,000
Mark A. Russell	11,000
B. Andrew Rose	11,000
Geoffrey G. Gilmore	6,500
Andrew J. Billman	5,500

For further information about these restricted shares, please refer to the 1997 Long-Term Incentive Plan and the First Amendment and the Second Amendment thereto as well as the form of Restricted Stock Award Agreement for Awards Granted after June 1, 2014, entered into by the Registrant in order to evidence the grant of restricted shares to the Named Executive Officers effective June 30, 2014 and in the future (which is included as Exhibit 10.1 to this Current Report on Form 8-K).

The restricted shares will be held in escrow by the Registrant and may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the restrictions thereon have lapsed.  Subject to continued employment of the Named Executive Officer, the restrictions on the restricted shares will lapse and the restricted shares will become fully vested on the third anniversary of the grant date (i.e., on June 30, 2017).  Any unvested restricted shares will become fully vested if the Named Executive Officer dies or becomes disabled, as determined by the Compensation Committee.  Upon a change in control (as defined in the 1997 Long-Term Incentive Plan), the restrictions on the restricted shares will lapse and the restricted shares will become fully vested if the Named Executive Officer’s employment is terminated within two years thereafter by the Registrant without cause or by the Named Executive Officer due to an adverse change in his employment terms.  If the Named Executive Officer retires, the restricted shares will vest on a pro rata basis based on the number of full months served; prior to retirement, provided that the Compensation Committee may elect, in its discretion, to accelerate the vesting of all or a portion of the unvested restricted shares of the Named Executive Officer.  If a Named Executive Officer’s employment with the Registrant terminates for any other reason, the restricted shares will be forfeited.  During the time between the grant date and the vesting date of the restricted shares, a Named Executive Officer may exercise full voting rights in respect of the restricted shares and dividends will be accrued and paid in respect of the restricted shares upon the vesting date, if the underlying restricted shares vest.

Other Restricted Stock Awards.

The Compensation Committee also granted, effective June 24, 2014, the following restricted stock awards to the Named Executive Officers identified below pursuant to the 1997 Long-Term Incentive Plan.

Name	Number of Restricted Shares Awarded
Geoffrey G. Gilmore	25,000
Andrew J. Billman	25,000

For further information about the additional restricted stock awards made to Messrs. Gilmore and Billman, refer to the 1997 Long-Term Incentive Plan and the First Amendment and the Second Amendment thereto as well as the form of Restricted Stock Award Agreement which is included as Exhibit 10.2 to this Current Report on From 8-K.

The restricted shares will be held in escrow by the Registrant and may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the restrictions thereon have lapsed.  Subject to continued employment of each of Messrs. Gilmore and Billman, restrictions on the restricted shares will lapse and the restricted shares will become fully vested if and when both of the following conditions are met: (a) the closing price of the Registrant’s common shares equals or exceeds $60 per share for 30 consecutive calendar days during the five-year period beginning on the effective date of the grant; and (b) the executive officer has remained continuously an employee through the fifth annual anniversary of the effective date of the grant.  Upon a change in control (as defined in the 1997 Long-Term Incentive Plan), the restrictions on the restricted shares will lapse and the restricted shares will become fully vested if the executive officer’s employment is terminated within two years thereafter by the Registrant without cause or by the executive officer due to an adverse change in the terms of his employment.  If either executive officer’s employment with the Registrant terminates for any other reason, the restricted shares will be forfeited; provided that if the executive officer’s employment with the Registrant terminates due to death or disability, the Compensation Committee may, in its sole discretion, elect to have all or a portion of the restricted shares become fully vested.  During the time between the grant date and the vesting date of the restricted shares, the executive officer may exercise full voting rights in respect of the restricted shares and dividends will be accrued and paid in respect of the restricted shares upon the vesting date, if the underlying restricted shares vest.  The restricted shares will be forfeited five years from the effective date of the award (i.e., on June 24, 2019) to the extent that the restrictions thereon have not lapsed.

Item 9.01.                      Financial Statements and Exhibits.

(a)-(c)	Not applicable.
(d)	Exhibits:

    The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description

10.1
Form of Restricted Stock Award Agreement for Awards Granted after June 1, 2014 entered into by the Registrant in order to evidence the grant, effective as of June 30, 2014, as well as future grants of restricted common shares, which will vest on the third anniversary of the grant date, subject to the terms thereof and of the Worthington Industries, Inc. Amended and Restated 1997 Long-Term Incentive Plan.

10.2
Form of Restricted Stock Award Agreement entered into by the Registrant with each of Geoffrey G. Gilmore and Andrew J. Billman, in order to evidence the grant, effective June 24, 2014, of 25,000 performance-based restricted common shares pursuant to the Worthington Industries, Inc. Amended and Restated 1997 Long-Term Incentive Plan.

99.1	Transcript of Worthington Industries, Inc. Earnings Conference Call for Fourth Quarter of Fiscal 2014 (Fiscal Quarter ended May 31, 2014), held on June 26, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORTHINGTON INDUSTRIES, INC.
Date: July 1, 2014
By: /s/Dale T. Brinkman
Dale T. Brinkman, Vice President-
Administration, General Counsel & Secretary